CALVERT EMERGING MARKETS EQUITY FUND
CALVERT INTERNATIONAL EQUITY FUND
CALVERT INTERNATIONAL OPPORTUNITIES FUND
Supplement to Prospectus dated February 1, 2020

1.  The following replaces “Portfolio Managers” under “Fund Summaries – Calvert Emerging Markets Equity Fund”:

Portfolio Managers

Gary Greenberg, CFA, Co-Portfolio Manager, Hermes, has managed the Fund since October 2012. Effective September 1, 2020, Mr. Greenberg will no longer serve as a Co-Portfolio Manager of the Fund.

Kunjal Gala, Co-Portfolio Manager, Hermes, has managed the Fund since November 2019. Effective September 1, 2020, Mr. Gala will be Lead Portfolio Manager of the Fund.

Elena Tedesco, CFA, Co-Portfolio Manager, Hermes, has managed the Fund since October 2012.

2.  The following replaces the sixth paragraph under “Management and Organization”:

The portfolio managers of the Fund are Gary Greenberg (since October 2012), Kunjal Gala (since November 2019) and Elena Tedesco (since October 2012). Mr. Greenberg has been a portfolio manager and Head of Global Emerging Markets at Hermes for more than five years. Mr. Greenberg has indicated his intention to retire from Hermes on June 30, 2022. Mr. Gala was a Senior Analyst (Asia ex-Japan) for the Hermes Global Emerging Markets team for more than five years and has been a portfolio manager at Hermes since September 2016. Ms. Tedesco was a Senior Analyst (Central and Eastern Europe, Middle East and Africa) for the Hermes Global Emerging Markets team for more than five years. In November 2019 she was appointed as Director, Sustainability, Global Emerging Markets. Ms. Tedesco has been a portfolio manager at Hermes since the Fund’s inception in 2012.

Effective September 1, 2020, the portfolio managers of the Fund will be Kunjal Gala, Lead Portfolio Manager and Elena Tedesco, Co-Portfolio Manager.

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